                                                               EXHIBIT NO. 23.01



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 30, 1999, included in Black Box Corporation's Form 10-K for the year ended March 31, 1999, and all references to our firm included in this registration statement.


/s/ Arthur Andersen LLP

Pittsburgh, Pennsylvania
June 24, 1999